                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-12
                            RALCORP HOLDINGS, INC.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             RALCORP HOLDINGS, INC.
                               800 MARKET STREET
[RALCORP LOGO]             ST. LOUIS, MISSOURI 63101

                                          January 19, 2001

DEAR RALCORP SHAREHOLDER:

     It is my pleasure to invite you to the 2001 Annual Meeting of Shareholders of Ralcorp Holdings, Inc. We will hold the meeting on Monday, February 26, 2001, at 10:00 a.m. at the Gateway Center, One Gateway Drive, Collinsville, Illinois.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business we will conduct at the meeting and provides information about Ralcorp.

     Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

     We are again offering shareholders the option of voting by telephone or via the Internet instead of by mailing in the proxy card. If you are interested, your enclosed proxy card tells you how.

     We look forward to seeing you on February 26.

                                                   /S/J.R.MICHELETTO

                                                    Joe R. Micheletto
                                                 Chief Executive Officer
                                                      and President

                             RALCORP HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                          January 19, 2001

DEAR SHAREHOLDERS:

     The 2001 Annual Meeting of Shareholders of Ralcorp Holdings, Inc. will be held at the Gateway Center, One Gateway Drive, Collinsville, Illinois on Monday, February 26, 2001, at 10:00 a.m.

     At our Annual Meeting, we will ask you to:

          --  Elect two directors; and

          -- Transact any other business that may properly be presented at the Annual Meeting.

     If you were a shareholder of record at the close of business on January 3, 2001, you may vote at the Annual Meeting.

     This Proxy Statement, Notice of Annual Meeting of Shareholders and the enclosed proxy card along with Ralcorp's 2000 Annual Report to Shareholders are being distributed on or about January 19, 2001.

                                           By Order of the Board of Directors,

                                                  /s/ ROBERT W. LOCKWOOD

                                                    Robert W. Lockwood
                                                        Secretary

                             RALCORP HOLDINGS, INC.

                            PROXY STATEMENT FOR THE
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                  INFORMATION ABOUT ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     We sent you this Proxy Statement and the enclosed proxy card because Ralcorp's Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or, if you prefer, you may designate a proxy by telephone or on the Internet. The person you appoint as your proxy will then vote your shares as you have instructed.

WHO IS ENTITLED TO VOTE?

     Shareholders as of the close of business on January 3, 2001, are entitled to vote at the Annual Meeting. On this record date, there were 29,859,907 shares of Ralcorp common stock issued and outstanding.

ON WHAT AM I VOTING?

     Two directors will be elected at this year's Annual Meeting to serve three-year terms. The Board has nominated Richard A. Liddy and William P. Stiritz. Mr. Stiritz, whose current term as a director will expire at our Annual Meeting, has consented to serve for a new term. Mr. Liddy was nominated by the Board and has consented to serve for a three-year term, if elected. If either nominee should be unable to serve as a director, which we do not expect, proxies granting discretionary authority may be voted for any other person the Board nominates, unless the Board reduces the number of directors.

HOW MANY VOTES DO I HAVE?

     Each share of Ralcorp common stock that you own entitles you to one vote. Ralcorp shareholders do not have the right to vote cumulatively in electing directors.

HOW CAN I VOTE MY SHARES?

     You can vote on matters presented at the Annual Meeting in two ways:

     BY PROXY--You can vote by signing, dating and returning the enclosed proxy card. If you do this, the persons named on the card will vote your shares as your proxies in the manner you indicate. You may specify on your proxy card whether your shares should be voted for Messrs. Liddy and Stiritz as directors, or you may withhold your vote which acts as a vote against such nominee or nominees. If you sign the card but do not indicate a specific choice, your shares will be voted "FOR" the election of Messrs. Liddy and Stiritz. If any other matter is presented, your proxies will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than the election of directors.

     IN PERSON--You can come to the Annual Meeting and cast your vote there. Please bring the admission ticket, which is included as a part of your proxy card. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on January 3, 2001, the record date for voting.

CAN I VOTE BY TELEPHONE OR ON THE INTERNET?

     Yes. You can vote by telephone by calling toll-free 1-877-PRX-VOTE (1-877-779-8683) and by following the instructions given at that telephone number. You can vote on the Internet at http://www.eproxyvote.com/rah. If you vote by telephone or on the Internet, you should have your proxy card available when you begin voting. If you vote by telephone or on the Internet, you should not mail in your proxy card. The Internet and telephone voting facilities will be available until midnight on February 25, 2001, the day before the Annual Meeting.

CAN I STILL ATTEND THE ANNUAL MEETING IF I GIVE MY PROXY?

     Yes.

HOW DO I VOTE MY RALCORP COMMON STOCK HELD IN THE EMPLOYEE SAVINGS INVESTMENT PLAN?

     If you are both a registered shareholder of the Company and an employee participant in the Ralcorp Holdings, Inc. Savings Investment Plan, you will receive a single proxy card that covers shares of Ralcorp common stock credited to your plan account as well as shares of record registered in exactly the same name. Consequently, when you vote either by returning your proxy card or electronically, your vote will also serve as a voting instruction to the trustee of the Savings Investment Plan. If your plan account is not carried in exactly the same name as your shares of record, you will receive separate proxy cards for individual and plan holdings. If you own shares through the plan and we have not received your vote by February 21, 2001, the trustee will vote your shares in the same proportion as the shares that are voted on behalf of the other participants in the plan. The trustee will also vote unallocated shares of Ralcorp common stock held in the plan in direct proportion to the voting of allocated shares in the plan as to which voting instructions have been received, unless doing so would be inconsistent with the trustee's duties.

WHAT CONSTITUTES A QUORUM?

     A majority of the outstanding shares entitled to vote at this Annual Meeting represented in person or by proxy will constitute a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because they do not have the authority to do so. Shares represented by proxies that are marked "withheld" with respect to the election of any one or more of the nominees for election as directors will be counted as present in determining whether there is a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     If a quorum is present at our Annual Meeting, the following vote is required for approval:

    Election of Directors  A majority of the shares entitled to vote and present in
    (Proposal 1)           person or by proxy at the meeting must be voted "FOR"
                           Messrs. Liddy and Stiritz.
    Other Matters          Generally, a majority of the shares entitled to vote and
                           present in person or by proxy at the meeting must be voted
                           "FOR" such other matter. However, the Board does not know of any other matter that will be presented at this Annual
                           Meeting other than the election of directors.

     Shares represented by proxies that are marked "withheld" with respect to the election of a director or which are marked "abstain" with respect to other issues will be treated as shares present and entitled to vote. This will have the same effect as a vote against Messrs. Liddy and Stiritz or such other matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, the shares will not be considered as present and entitled to vote with respect to that matter.

MAY I REVOKE MY PROXY?

     If you give a proxy, you may revoke it at any time before your shares are voted. You may revoke your proxy in one of three ways:

         -- Send in another proxy or vote again electronically after your original vote;

         --   Notify Ralcorp's Corporate Secretary in writing before the Annual
        Meeting that you have revoked your proxy; or

         --   Vote in person at the Annual Meeting.

ARE THERE OTHER MATTERS TO BE ACTED ON AT THE ANNUAL MEETING?

     Under the Company's Bylaws, no nominations or other business could properly be brought before the Annual Meeting by a shareholder unless the shareholder had given notice of their intention to do so by November 29, 2000. Since no notice was received by the Company by that date, no shareholder proposals will be considered at the Annual Meeting. The Company does not intend to submit any other matters to the shareholders for a vote. However, if a vote is taken on any procedural or other matter at the Annual Meeting, the shares represented by proxy will be voted in accordance with the judgment of the person or persons holding those proxies.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES AND WHO WILL PAY THEM?

     The cost of the solicitation of proxies will be paid by Ralcorp. We hired Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of $6,500, plus expenses. In addition to the use of the mail, solicitations may be made by regular employees of the Company, by telephone or personal contact. Ralcorp will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for costs reasonably incurred by them in sending proxy materials to the beneficial owners of Ralcorp's common stock.

WHO ARE RALCORP'S OUTSIDE ACCOUNTANTS AND WILL THEY ATTEND THE MEETING?

     PricewaterhouseCoopers LLP acted as Ralcorp's independent accountants for fiscal year 2000 and has served in this capacity since 1994. The Board, upon the recommendation of the Audit Committee, appointed PricewaterhouseCoopers as independent accountants for the current fiscal year. A representative of that firm will be present at the Annual Meeting, will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

                            PROXY STATEMENT PROPOSAL
                             ELECTION OF DIRECTORS
                            PROPOSAL 1 ON PROXY CARD

WHAT IS THE BOARD'S PROPOSAL FOR THE ELECTION OF DIRECTORS?

     Our Board is currently divided into three classes, with two classes consisting of two members and one class consisting of one member. The Board nominated Richard A. Liddy for election as a director at the February 2001 Annual Meeting of Shareholders. With the retirement of William D. George, Jr. from the Board, Mr. Liddy was nominated to the class of directors of which Mr. George was a member. The Board also nominated William P. Stiritz for re-election as a director. Both Messrs. Liddy and Stiritz would serve three-year terms. If Messrs. Liddy and Stiritz are elected, from and after the 2001 Annual Meeting of Shareholders, the Board will consist of five members organized into three classes, with two classes consisting of two members and one class consisting of one member and with each Director elected to serve for a three-year term. Mr. George was one of Ralcorp's original directors. We wish to express our gratitude to him for his diligent and effective service and for his many contributions to Ralcorp and its shareholders.

     If either nominee should be unable to serve as a director, which we do not expect, proxies granting discretionary authority may be voted "FOR" any other person the Board nominates, unless the Board reduces the number of directors. Other directors are not up for election this year and will continue in office for the remainder of their terms or until their death, resignation or removal.

     Biographical information on Messrs. Liddy and Stiritz, and the Directors continuing in office, is set forth below. Directors' ages are as of December 31, 2000.

----------------------------------------------------------------------------------------
JACK W. GOODALL--Continuing in office--Term Expiring 2003
Age:                        62
Director Since:             March, 1994
Principal Occupation:       Chairman of the Board of Jack in the Box Inc. since April,
                            1996.
Recent Business             Mr. Goodall served as Chairman, President and Chief
  Experience:               Executive Officer of Foodmaker, Inc. (now Jack in the Box
                            Inc.) from April, 1985 to April, 1996.
----------------------------------------------------------------------------------------
DAVID W. KEMPER--Continuing in office--Term Expiring 2002
Age:                        50
Director Since:             October, 1994
Principal Occupation:       Chairman, President and Chief Executive Officer of Commerce
                            Bancshares, Inc. since October, 1991.
Other Directorships:        Tower Properties Company
----------------------------------------------------------------------------------------
RICHARD A. LIDDY--Standing for election at this meeting for a term expiring 2004
Age:                        65
Principal Occupation:       Chairman of the Board of GenAmerica Financial Corporation
                            since January, 2000. Also serves as Chairman of the Board of
                            General American Life Insurance Company since January, 1995 and as Chairman of the Board of Reinsurance Group of
                            America, Incorporated since May, 1993.
Recent Business             Mr. Liddy served as President of GenAmerica Financial
  Experience:               Corporation from May, 1988 to September, 2000 and as Chief
                            Executive Officer of General American Life Insurance Company
                            from May, 1992 to September, 2000.
Other Directorships:        Ameren Corporation, Brown Shoe Company, Inc., Energizer
                            Holdings, Inc., and Ralston Purina Company
----------------------------------------------------------------------------------------
JOE R. MICHELETTO--Continuing in office--Term Expiring 2003
Age:                        64
Director Since:             January, 1994
Principal Occupation:       Chief Executive Officer and President of Ralcorp Holdings,
                            Inc. since September, 1996.
Recent Business             Mr. Micheletto served as Co-Chief Executive Officer and
  Experience:               Chief Financial Officer of Ralcorp Holdings, Inc. from
                            March, 1994 to September, 1996. He served as Vice President and Controller of Ralston Purina Company from January, 1984 to March, 1994 and as Chief Executive Officer of Ralston
                            Resorts from May, 1991 to January, 1997.
Other Directorships:        Agribrands International, Inc., Energizer Holdings, Inc.,
                            and Vail Resorts, Inc.
----------------------------------------------------------------------------------------
WILLIAM P. STIRITZ, CHAIRMAN OF THE BOARD--Standing for election at this meeting for a term expiring 2004
Age:                        66
Director Since:             January, 1994
Principal Occupation:       Chairman of the Board, Chief Executive Officer and President
                            of Agribrands International, Inc. since April, 1998. Also
                            serves as Chairman of the Board of Ralston Purina Company
                            since January, 1982 and as Chairman of the Board of
                            Energizer Holdings, Inc. and Chairman of the Energizer
                            Holdings, Inc. Management Strategy and Finance Committee
                            since April, 2000.
Recent Business             Mr. Stiritz served as Chief Executive Officer and President
  Experience:               of Ralston Purina Company from January, 1981 to September,
                            1997.
Other Directorships:        Ball Corporation, The May Department Stores Company, Ralston
                            Purina Company, Reinsurance Group of America, Incorporated,
                            and Vail Resorts, Inc.
----------------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MESSRS. LIDDY AND STIRITZ.

                      INFORMATION ON CERTAIN SHAREHOLDERS

WHICH SHAREHOLDERS OWN MORE THAN 5% OF RALCORP COMMON STOCK?

     The following table shows, as of December 1, 2000, all persons we know to be "beneficial owners" of more than five percent of Ralcorp.(A)

                                                        NUMBER OF SHARES      % OF
            NAME AND ADDRESS                TITLE OF      BENEFICIALLY       SHARES      EXPLANATORY
          OF BENEFICIAL OWNER                CLASS           OWNED         OUTSTANDING      NOTES
----------------------------------------------------------------------------------------------------
J.L. Kaplan Associates, LLC               Common Stock     1,766,580           5.9%          (B)
222 Berkeley Street, Suite 2010
Boston, MA 02116

Shapiro Capital Management Company, Inc.  Common Stock     4,014,950          13.4%          (C)
One Buckhead Plaza, Suite 1555
3060 Peachtree Road, N.W.
Atlanta, GA 30305

Southeastern Asset Management, Inc.       Common Stock     2,020,900           6.8%          (D)
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

---------------

(A) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Ralcorp common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have or share the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

(B) Of these shares, J.L. Kaplan Associates, LLC has voting and investment powers with respect to 1,323,600 shares.

(C) Of these shares, Shapiro Capital Management Company, Inc. has sole voting and investment powers with respect to all these shares.

(D) Southeastern Asset Management, Inc. shares voting and investment powers with respect to 1,819,800 shares with Longleaf Partners Small-Cap Fund, an open-end management investment company. With respect to the remaining 201,100 shares, Southeastern has sole investment power.

HOW MUCH RALCORP STOCK DO DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table shows, as of December 1, 2000, Ralcorp common stock beneficially owned by Ralcorp directors and executive officers under SEC rules. Except as noted, all such persons possess sole voting and investment powers with respect to the shares listed. An asterisk in the column listing the percentage of shares outstanding indicates the person owns less than 1% of the common stock as of December 1, 2000.

                                                     NUMBER OF SHARES       % OF
                    DIRECTORS                          BENEFICIALLY        SHARES       EXPLANATORY
             AND EXECUTIVE OFFICERS                       OWNED          OUTSTANDING       NOTES
---------------------------------------------------------------------------------------------------
Jack W. Goodall                                            30,900              *
David W. Kemper                                             9,000              *
Richard A. Liddy                                                0              *
Joe R. Micheletto                                          85,617              *        (A)(H)
William P. Stiritz                                        876,459            2.9%       (B)
Kevin J. Hunt                                              11,719              *        (C)(H)
Robert W. Lockwood                                         19,168              *        (D)(H)
James A. Nichols                                           41,410              *        (E)(H)
David P. Skarie                                            11,885              *        (F)(H)
All directors and executive officers as a group
   (11 persons)                                         1,090,614            3.7%       (G)(H)

---------------
(A) Includes 43,527 shares of common stock held under Ralcorp's Savings Investment Plan. Mr. Micheletto has only voting power with respect to 2,257 of these shares.

(B) Includes 18,333 shares of common stock owned by Mr. Stiritz's wife.

(C) Includes 4,675 shares of common stock held under Ralcorp's Savings Investment Plan. Mr. Hunt has only voting power with respect to 3,514 of these shares.

(D) Includes 12,535 shares of common stock as to which Mr. Lockwood shares voting and investment powers. Also includes 6,633 shares of common stock held under Ralcorp's Savings Investment Plan. Mr. Lockwood has only voting power with respect to 2,428 of these shares.

(E) Includes 5,410 shares of common stock held under Ralcorp's Savings Investment Plan. Mr. Nichols has only voting power with respect to 3,031 of these shares.

(F) Includes 132 shares of common stock as to which Mr. Skarie shares voting and investment powers. Also includes 3,266 shares of common stock held under Ralcorp's Savings Investment Plan. Mr. Skarie has only voting power with respect to 2,277 of these shares.

(G) With respect to all executive officers except those named in the above table: includes 2,456 shares of common stock held under the Company's Savings Investment Plan (the executive officers have only voting power with respect to 1,401 of these shares).

(H) Shares of common stock held in the Company's Savings Investment Plan are not directly allocated to individual participants but instead are held in a separate fund in which participants acquire units. The fund also holds varying amounts of cash and short-term investments. The number of shares of common stock reported as being held in the Savings Investment Plan with respect to the executive officers is an approximation of the number of shares in the fund allocable to each of the executive officers. The number of shares allocable to a participant in the fund will vary on a daily basis based upon the cash position of the fund and the market price of the common stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH SEC BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2000?

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and greater-than-10% stockholders to file reports with the SEC and the New York Stock Exchange on changes in their beneficial ownership of Ralcorp common stock and to provide Ralcorp with copies of the reports. Based on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for 2000.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

HOW MANY TIMES DID THE BOARD MEET IN 2000?

     The Board currently has four regular meetings scheduled per year, and holds special meetings when necessary to review significant matters affecting the Company and to act upon matters requiring Board approval. During fiscal year 2000, there were four regular meetings and three special telephonic meetings.

HOW DOES RALCORP COMPENSATE ITS DIRECTORS?

     All directors, with the exception of Mr. Micheletto, receive an annual retainer of $20,000. They are also paid $1,000 for attending each regular or special Board meeting, committee meeting, telephonic meeting and consent to action without a meeting. Ralcorp also pays the premiums on directors' and officers' liability and travel accident insurance policies insuring directors. Mr. Micheletto receives no remuneration for his services as a director.

     Ralcorp has a Deferred Compensation Plan for Non-Management Directors. Under this plan, any non-management director may elect to defer, with certain limitations, their retainer and fees until retirement or other termination of his directorship. Deferrals may be made in common stock equivalents in an Equity Option (stock equivalents) or may be made in cash under a number of funds operated by The Vanguard Group Inc. with a variety of investment strategies and objectives. Deferrals in the Equity Option receive a 33 1/3% Company matching contribution. All directors have elected to defer their retainer and fees.

DOES THE BOARD HAVE ANY COMMITTEES?

     Yes. The Board has three standing committees--an Audit Committee, an Executive Committee and a Nominating and Compensation Committee. In addition, during fiscal year 2000, a Special Independent Committee of the Board was created to consider the merger with Agribrands International, Inc.

WHAT DID THE SPECIAL INDEPENDENT COMMITTEE DO AND WHO WERE ITS MEMBERS?

     The Special Independent Committee considered and negotiated a merger agreement with Agribrands International, Inc. That agreement was subsequently terminated by Agribrands, as permitted by the agreement, upon their receipt of what they considered to be a superior proposal from a third party. This Committee met eight times in fiscal year 2000. Its members were Messrs. George, Goodall and Kemper. Mr. Goodall served as Committee Chairman.

WHAT DOES THE AUDIT COMMITTEE DO AND WHO ARE ITS MEMBERS?

     The Audit Committee consists of four non-management directors. It reviews auditing, accounting, financial reporting and internal control functions. The Audit Committee also recommends the Company's independent accountants and reviews their services. Full text of the Audit Committee Charter is set forth in Appendix A. This Committee met twice in fiscal year 2000. Its members as of the date of this Proxy Statement are Messrs. George, Goodall, Kemper and Stiritz. Mr. Kemper serves as Committee Chairman.

WHAT DOES THE EXECUTIVE COMMITTEE DO AND WHO ARE ITS MEMBERS?

     The Executive Committee consists of two directors and may exercise all of the authority of the Board in the management of the Company in the intervals between meetings of the Board. This Committee met three times in fiscal year 2000. Its members as of the date of this Proxy Statement are Messrs. Micheletto and Stiritz. Mr. Stiritz serves as Committee Chairman.

WHAT DOES THE NOMINATING AND COMPENSATION COMMITTEE DO AND WHO ARE ITS MEMBERS?

     The Nominating and Compensation Committee consists of four non-management directors. It recommends to the Board nominees for election as directors and executive officers of the Company. Additionally, it makes recommendations to the Board regarding election of directors to positions on committees of the Board and compensation and benefits for directors. The Nominating and Compensation Committee also sets the compensation of all executive officers and administers the Company's Deferred Compensation Plan for Key Employees and Incentive Stock Plan, including the granting of awards under the latter plan. It also reviews the competitiveness of management compensation and benefit programs and principal employee relations policies and procedures. This Committee met once in fiscal year 2000. Its members as of the date of this Proxy Statement are Messrs. George, Goodall, Kemper and Stiritz. Mr. Goodall serves as Committee Chairman.

HOW DOES A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF RALCORP?

     The Nominating and Compensation Committee will consider suggestions from shareholders regarding possible director candidates. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

DID EACH DIRECTOR ATTEND AT LEAST 75% OF ITS MEETINGS?

     During fiscal year 2000, all directors attended 75% or more of the aggregate of the meetings of the Board and of the Board committees to which they were appointed.

                     INFORMATION ON EXECUTIVE COMPENSATION

HOW DOES RALCORP COMPENSATE ITS OFFICERS?

     The following tables and narrative text discuss compensation paid in fiscal year 2000 to the Named Executive Officers, i.e., the Company's Chief Executive Officer and President and the Company's four other most highly compensated executive officers. This information is followed by the report of the Board's Nominating and Compensation Committee that describes the Committee's philosophy on executive compensation.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                    ANNUAL COMPENSATION             (AWARDS)
                                            -----------------------------------   ------------
                                                                                   SECURITIES
                                                                   OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                                   COMPENSATION     OPTIONS      COMPENSATION
NAME & PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)       ($)            (#)           ($)(1)
-------------------------            ----   ---------   --------   ------------   ------------   ------------
J. R. Micheletto                     2000   $475,000    $400,000     $10,099              0        $27,438
Chief Executive Officer              1999   $425,000    $250,000     $ 8,311         75,000        $76,313
and President                        1998   $350,000    $200,000     $10,213        100,000        $60,750
K. J. Hunt                           2000   $192,500    $115,500     $   708              0        $ 8,858
Vice President; and                  1999   $175,000    $105,000     $   532         28,000        $18,362
President, Bremner, Inc.             1998   $165,000    $ 87,500     $   739         30,000        $15,888
R. W. Lockwood                       2000   $210,000    $110,000     $ 1,486              0        $33,800
Vice President, General              1999   $200,000    $ 93,600     $ 1,910         23,000        $29,400
Counsel and Secretary                1998   $190,000    $ 89,500     $     0         25,000        $28,392
J. A. Nichols                        2000   $208,500    $126,800     $ 4,516              0        $24,181
Vice President; and President,       1999   $198,500    $115,500     $ 3,757         28,000        $29,913
The Carriage House Companies, Inc.   1998   $189,000    $ 95,000     $   304         30,000        $29,460
D. P. Skarie                         2000   $179,240    $ 98,600     $ 2,034              0        $24,899
Vice President and President,        1999   $167,500    $ 83,700     $ 1,828         23,000        $19,376
Ralston Foods                        1998   $159,600    $ 79,000     $     0         25,000        $18,337

---------------
(1) The amounts shown in this column for fiscal year 2000 consist of the following: (i) Company matching contributions or accruals to the Company's Savings Investment Plan and Executive Savings Investment Plan. Such amounts are $27,438, $8,858, $6,300, $8,331, and $7,749, respectively, for Messrs.
    Micheletto, Hunt, Lockwood, Nichols and Skarie; and, (ii) Company 25% matching contributions on deferrals under the Equity Option of the Deferred Compensation Plan for Key Employees. Such amounts are $27,500, $15,850, and $17,150, respectively, for Messrs. Lockwood, Nichols and Skarie.

STOCK OPTIONS

     There were no stock options awarded to the Company's Named Executive Officers during fiscal year 2000. The following table sets forth fiscal year-end option values. None of the options reflected in the table were exercisable on September 30, 2000, the end of fiscal year 2000. No options were exercised by any of the Named Executive Officers during the fiscal year. The Company has never granted Stock Appreciation Rights.

                         FISCAL YEAR-END OPTION VALUES

                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                            UNDERLYING UNEXERCISED                 IN-THE-MONEY
                             OPTIONS AT FY-END(#)              OPTIONS AT FY-END($)
                         ----------------------------      ----------------------------
        NAME             EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
        ----             -----------    -------------      -----------    -------------
J. R. Micheletto              0            271,000             $0           $204,000
K. J. Hunt                    0            101,000             $0           $ 91,375
R. W. Lockwood                0             83,000             $0           $ 74,375
J. A. Nichols                 0            101,000             $0           $ 91,375
D. P. Skarie                  0             83,000             $0           $ 74,375

COMPENSATION PURSUANT TO PLANS

     During fiscal year 2000, Ralcorp maintained certain plans that provided benefits to executive officers and other employees of the Company. Descriptions of some of those plans follow. The descriptions provided are in summary form and are contained in this Proxy Statement solely in order to meet SEC requirements regarding disclosure of the compensation of the Named Executive Officers and should not be used for any other purpose.

  SEVERANCE AGREEMENTS

     The Company has Management Continuity Agreements with the Named Executive Officers. The agreements provide severance compensation to each covered executive officer in the event of the officer's voluntary or involuntary termination after a change-in-control of the Company. The compensation provided would be in the form of a lump sum payment equal to the present value of continuing the executive officer's salary and bonus for a specified period following the executive officer's termination of employment, the continuation of other executive benefits for the same period, and certain pension bridging payments. The initial applicable period is two years (three years in the case of the CEO) in the event of an involuntary termination of employment (including a constructive termination) and one year, in the event of a voluntary termination of employment. These periods are subject to reduction for each complete year the executive officer remains employed following the change-in-control. No payments would be made if the executive officer's termination is due to death, disability or normal retirement, or is "for cause", nor would any payments continue beyond the executive officer's normal retirement date. Contracts governing stock options provide that upon a change-in-control of the Company, any unexercised, unvested, unearned or unpaid shares become 100% vested.

  RETIREMENT PLAN

     The Ralcorp Holdings, Inc. Retirement Plan may provide pension benefits in the future to the Named Executive Officers. Certain regular U.S. employees having one year of service with the Company, or certain Company subsidiaries, are eligible to participate in the Retirement Plan. Employees become vested after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits.

     Annual benefits are computed by multiplying the participant's Final Average Earnings (average of participant's five highest consecutive annual earnings during ten years prior to retirement or earlier termination) by the product of 1.5% times the participant's years of service (to a maximum of 40 years) and by subtracting from that amount up to one-half of the participant's primary social security benefit at retirement (with the actual amount of offset determined by age and years of service at retirement).

     The following table shows the estimated annual retirement benefits that would be payable from the Retirement Plan to salaried employees, including the Named Executive Officers, assuming age 65 retirement. To the extent an employee's compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, the table also includes benefits payable from an unfunded supplemental retirement plan. The table reflects benefits prior to the subtraction of social security benefits as described above.

                               PENSION PLAN TABLE

    REMUNERATION                                     YEARS OF SERVICE
   (FINAL AVERAGE       --------------------------------------------------------------------------
      EARNINGS)            10         15         20         25         30         35         40
   --------------       --------   --------   --------   --------   --------   --------   --------
       $100,000         $ 15,000   $ 22,500   $ 30,000   $ 37,500   $ 45,000   $ 52,500   $ 60,000
       $200,000         $ 30,000   $ 45,000   $ 60,000   $ 75,000   $ 90,000   $105,000   $120,000
       $300,000         $ 45,000   $ 67,500   $ 90,000   $112,500   $135,000   $157,500   $180,000
       $400,000         $ 60,000   $ 90,000   $120,000   $150,000   $180,000   $210,000   $240,000
       $500,000         $ 75,000   $112,500   $150,000   $187,500   $225,000   $262,500   $300,000
       $600,000         $ 90,000   $135,000   $180,000   $225,000   $270,000   $315,000   $360,000
       $700,000         $105,000   $157,500   $210,000   $262,500   $315,000   $367,500   $420,000
       $800,000         $120,000   $180,000   $240,000   $300,000   $360,000   $420,000   $480,000
       $900,000         $135,000   $202,500   $270,000   $337,500   $405,000   $472,500   $540,000
     $1,000,000         $150,000   $225,000   $300,000   $375,000   $450,000   $525,000   $600,000
     $1,100,000         $165,000   $247,500   $330,000   $412,500   $495,000   $577,500   $660,000

     For the purpose of calculating retirement benefits, the Named Executive Officers had, as of September 30, 2000, the following years of credited service, calculated to the nearest year: Mr. Micheletto--38 years; Mr. Hunt--15 years; Mr. Lockwood--24 years; Mr. Nichols--25 years; and, Mr. Skarie--15 years. Credited service includes service with Ralston Purina Company, the Company's former parent corporation. Earnings used in calculating benefits under the Retirement Plan and any unfunded supplemental retirement plan previously described are approximately equal to amounts included in the Salary and Bonus columns in the Summary Compensation Table on page 9.

  OTHER BENEFIT PLANS

     Beneficiaries of eligible retired executive officers will be provided a death benefit in an amount equal to 50% of the earnings recognized under the Company's benefit plans for the executive officer during the last full year of employment. This benefit is not presently insured or funded.

     In addition, the Executive Long-Term Disability Plan would provide benefits to its corporate officers, including certain executive officers, in the event they become disabled. The Long-Term Disability Plan, which is available to certain regular employees of the Company and in which officers must participate at their own expense in order to be eligible for the Executive Long-Term Disability Plan, imposes a limit of $10,000 per month (60% of a maximum annual salary of $200,000) on the amount paid to a disabled employee. The Executive Long-Term Disability Plan will provide a supplemental benefit equal to 60% of the difference between the executive officer's previous year's earnings recognized under the Company's benefit plans and $200,000, with appropriate taxes withheld.

                     NOMINATING AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Nominating and Compensation Committee consists entirely of non-management directors. It approves direct and indirect compensation of all executive officers and administers, and makes awards under, the Incentive Stock Plan which was approved by shareholders in January, 1998. Stock-based awards such as stock options and restricted stock may be granted under that Plan to officers and other key employees of the Company.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program is designed to provide total compensation that can attract, retain and motivate key employees. The Committee's intent is to provide overall cash compensation packages that have a greater "at risk" element than competitive norms, i.e., salaries below industry medians and performance-based bonuses which may permit recipients to achieve total cash compensation packages exceeding medians. The Committee generally reviews executive officer compensation including salaries, bonuses and any long-term compensation such as stock options each September near the end of the Company's fiscal year.

SALARIES

     The Committee establishes the salaries of executive officers based on its assessment of the individual's responsibilities, experience, individual performance and contribution to the Company's performance. The Committee also takes into account compensation data from other companies; historical compensation levels at the Company; the competitive environment for attracting and retaining executives; and, in the case of executive officers other than Mr. Micheletto, the recommendation of Mr. Micheletto. The Company attempts to set base salary levels at or below the median level for executives holding positions of similar responsibility and complexity at corporations as reflected in published surveys. The salaries for Named Executive Officers are set forth in the Summary Compensation Table on page 9.

BONUSES

     On September 21, 2000, the Committee awarded bonuses to the Named Executive Officers for the Company's 2000 fiscal year. The amount of each bonus was based on the officer's total compensation package including salary, bonus and stock options; the financial performance of the officer's business unit relative to the business plan (including such measures as sales volume, revenues, costs, cash flow and operating profit), Company financial performance (including the measures of business unit performance listed above and, in addition, earnings per share, return on equity and total return to the shareholders); the officer's individual performance (including the quality of strategic plans, organizational and management development, participation in evaluations of potential acquisitions and similar manifestations of individual performance); the business environment for the officer's business unit; and, in the case of officers other than Mr. Micheletto, on the recommendations of Mr. Micheletto. The recommendations of Mr. Micheletto were, in turn, based on bonus targets (as a percent of salary) set prior to the beginning of the fiscal year.

     Although the foregoing factors were weighed heavily by the Committee, individual bonuses and the total bonus pool were not based on application of a strict numerical formula developed prior to the fiscal year but were based on the Committee's exercise of subjective judgment and discretion in light of the quantitative and qualitative factors listed above. Mr. Micheletto's bonus was based on the Committee's general assessment of the factors described above and in particular, his leadership in accomplishing several significant acquisitions during the fiscal year which contributed to making the Company a $1 billion company (in annualized sales) for the first time since the major restructuring that took place in 1997. The Committee also considered Mr. Micheletto's role in evaluating and taking steps to implement a proposed merger with Agribrands International, Inc., a merger that will not be consummated because Agribrands received what their Board of Directors perceived to be a superior offer from a third party.

LONG-TERM COMPENSATION

     Long-term compensation currently consists of stock options which entitle the recipient to purchase a specified number of shares of the Company's common stock after a specified period of time at an option price which is ordinarily equal to the fair market value of the common stock at the time of grant. They provide executives with an opportunity to buy and maintain an equity interest in the Company while linking the executive's compensation directly to shareholder value since the executive receives no benefit from the option unless all shareholders have benefited from an appreciation in the value of the common stock. In addition, since the options "vest" serially over a period of time after the date of grant, they enhance the ability of the Company to retain the executive while encouraging the executive to take a longer-term view on decisions impacting the Company.

DEDUCTIBILITY OF CERTAIN EXECUTIVE COMPENSATION

     A feature of the Omnibus Budget Reconciliation Act of 1993 sets a limit on deductible compensation of $1,000,000 per person, per year for the Chief Executive Officer and the next four highest-paid executives. It is not anticipated that any portion of the compensation to be received during the 2001 fiscal year by the Named Executive Officers would exceed the limit on deductibility by the Company. With respect to future years, while it is the general intention of the Committee to meet the requirements for deductibility, the Committee may, in the exercise of its judgment, approve payment of compensation from time to time that may not be fully deductible. The Committee believes this flexibility will enable it to respond to changing business conditions, or to an executive's exceptional individual performance. The Committee will continue to review and monitor its policy with respect to the deductibility of compensation.

J. W. Goodall--Chairman                             D. W. Kemper
W. D. George, Jr.                                   W. P. Stiritz

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Stiritz is Chairman of the Board of Ralston Purina Company. During the fiscal year, the Company paid Ralston approximately $1.4 million for research facilities and quality assurance services, telecommunications, and other administrative services. These arrangements were, and for any services continuing in fiscal year 2001 will be, conducted in the ordinary course of business at competitive prices and terms.

     Mr. Kemper is Chairman, President and Chief Executive Officer of Commerce Bancshares, Inc. which is one of six banks participating in the Company's committed credit facility. Commerce Bancshares' lending commitment under that facility is limited to $16 million out of a total syndicate commitment of $125 million. In addition, the Company has an uncommitted line of credit with Commerce Bancshares in an amount not exceeding $8 million. During the fiscal year, the Company paid Commerce approximately $740,000 in interest under both arrangements. The Company also has a $200 million committed credit facility used to fund the acquisition of The Red Wing Company, Inc. Commerce Bancshares, Inc. does not participate in that facility.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors consists entirely of non-management directors who, except for Mr. Stiritz, are independent, as defined in Sections 303.01(B)(2)(a) and 303.01(B)(3) of the New York Stock Exchange Listing Standards. Mr. Stiritz would not be considered independent under these rules but is "grandfathered" under them until this Annual Meeting of Shareholders at which time he will resign from the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The independent accountants also assist the Company in evaluating its internal controls. The Committee's responsibility is to monitor and oversee these processes.

     With respect to the Company's audited financial statements for the Company's fiscal year ended September 30, 2000, management of the Company has represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed those financial statements with management. The Audit Committee has also discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as modified or supplemented.

     The Audit Committee has received the written disclosures from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed the independence of PricewaterhouseCoopers with members of that firm.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements for the fiscal year ended September 30, 2000 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

D. W. Kemper--Chairman                              J. W. Goodall
W. D. George, Jr.                                   W. P. Stiritz

              COMPARATIVE INFORMATION ON THE COMPANY'S PERFORMANCE

HOW DOES RALCORP COMPARE WITH OTHER COMPANIES IN RETURN ON A SHAREHOLDER'S INVESTMENT?

     The graph displayed below is presented in accordance with SEC requirements. The graph begins on February 3, 1997, the first day of trading for Ralcorp common stock following the reorganization that took place in 1997. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Performance Graph and the Nominating and Compensation Committee Report on Executive Compensation set forth above shall not be incorporated by reference into any such filings.

     Set forth below is a line graph comparing the cumulative total shareholder return for Ralcorp's common stock with the cumulative total return of the stocks in the Russell 2000 and Russell 2000 Consumer Staples Indices.

                            [CRC Performance Graph]

                                                                                                RUSSELL 2000
                                                          RALCORP    RUSSELL 2000 INDEX    CONSUMER STAPLES INDEX
                                                          -------    ------------------    ----------------------
2/3/97................................................    100.00           100.00                  100.00
9/30/97...............................................    151.01           123.85                  132.38
9/30/98...............................................    113.13           100.86                  121.70
9/30/99...............................................    142.93           119.67                  118.54
9/30/00...............................................    114.14           146.90                  117.13

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

HOW DO I MAKE A PROPOSAL FOR THE 2002 ANNUAL MEETING?

     Under the Company's Bylaws, shareholders who desire to nominate a director or present any other business at an Annual Meeting of Shareholders must follow certain procedures. Generally, to be considered at the 2002 Annual Meeting of Shareholders, a shareholder nomination or proposal not to be included in the Proxy Statement and Notice of Meeting must be received by the Company's Secretary between November 28, 2001 and December 28, 2001. However, if the shareholder desires that the proposal be included in the Company's Proxy Statement and Notice of Meeting for the 2002 Annual Meeting of Shareholders then it must be received by the Secretary of the Company no later than September 21, 2001 and must also comply in all respects with the rules and regulations of the SEC and the laws of the State of Missouri. A copy of the Bylaws will be furnished to any shareholder without charge upon written request to the Company's Secretary.
                                           By Order of the Board of Directors,

                                                 /s/ ROBERT W. LOCKWOOD
                                       15

                                                   Robert W. Lockwood
                                                        Secretary
January 19, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the overview of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the Company's legal compliance and ethics programs as established by management and the Board.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

MEMBERSHIP AND INDEPENDENCE

     The Committee shall consist of such members, including a Chairman and, if deemed appropriate, a Secretary, as the Board shall appoint. The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

     Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate (or who become financially literate within a reasonable period of time after appointment to the Committee). In addition, at least one member of the Committee will have accounting or related financial management expertise.

QUORUM

     A majority of the members of the Audit Committee shall constitute a quorum for all purposes and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

     The Committee's job is one of oversight. The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditor is responsible for auditing those financial statements.

     The following duties shall be the common recurring activities of the Committee in carrying out its oversight function. These duties are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. The Committee's duties are to:

      1. Recommend to the Board the independent auditor to be nominated; review and approve the compensation of the independent auditor and review and approve the discharge of the independent auditor;

      2. Periodically meet with the independent auditor to review the scope of audits, fees therefor, and the results of audits performed;

      3. Inform the Company's independent auditor that the auditor may meet or correspond with the Committee directly and without the presence or involvement of management;

      4. Discuss with management and the independent auditor the quality and adequacy of the Company's internal controls, as well as the Company's accounting policies and principles regarding financial and accounting matters, internal audits, legal compliance, and ethical and responsible business conduct; and review the adequacy of programs and procedures for compliance with such policies;

      5. Review the effect of new or proposed auditing, accounting or reporting standards with management and the independent auditor;

      6. Review with management and the independent auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the independent auditor the matters required to be discussed by Statement of Auditing Standards (SAS) No. 61;

      7. Inform management and the independent auditor that during the preparation of the interim financial statements by management and the review thereof by the independent auditor, each should notify the Committee or the Chair of the Committee regarding matters required to be disclosed by SAS No. 61. The Committee should advise each that such disclosure should be made as soon as possible upon becoming aware of the disclosure requirement and prior to the filing of the applicable interim statements with the Securities and Exchange Commission, if possible;

      8. Request from the independent auditor annually, a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1; discuss with the independent auditor any such disclosed relationships and their impact on the auditor's independence; and recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence;

      9. Review information concerning environmental, legal, regulatory and other matters which may represent material financial exposure;

     10. Consider any other matters related to the oversight responsibilities of the Committee, as deemed advisable or necessary by Company management, the Board or the Committee; and

     11. Review and assess, at least annually, the adequacy of this charter and submit the charter for approval to the Board at least every three years.

     May 25, 2000

RFG 0345

                             RALCORP HOLDINGS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2001 AT 10:00 A.M.
            GATEWAY CENTER, ONE GATEWAY DRIVE, COLLINSVILLE, ILLINOIS

The undersigned appoints Joe R. Micheletto and Robert W. Lockwood, and each of them, lawful attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Ralcorp Holdings, Inc. to be held on February 26, 2001, and at any adjournments thereof, and to vote in accordance with the instructions on the reverse side all shares of Common Stock of the Company which the undersigned is entitled to vote.

TRUSTEE'S AUTHORIZATION. The undersigned also authorizes Vanguard Fiduciary Trust Company to vote any shares of Common Stock of the Company credited to the undersigned's account under the Ralcorp Holdings, Inc. Savings Investment Plan at the Annual Meeting of Shareholders in accordance with the instructions on the reverse side.

                 IMPORTANT-PLEASE SIGN AND DATE ON BACK OF CARD.
             RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE;
                              NO POSTAGE NECESSARY.


                                                                   SEE REVERSE
                                                                       SIDE
--------------------------------------------------------------------------------

                        * DETACH AND RETURN PROXY CARD *

                                    IMPORTANT
                     PLEASE VOTE THE ABOVE PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS.

       IF YOU REQUIRE SPECIAL ARRANGEMENTS TO PARTICIPATE AT THIS MEETING,
          PLEASE CONTACT THE COMPANY'S SHAREHOLDER SERVICES DEPARTMENT
                     AT (314) 877-7046 PRIOR TO THE MEETING.

              IF YOUR ADDRESS HAS CHANGED, PLEASE BE SURE TO NOTIFY
                          SHAREHOLDER SERVICES PROMPTLY

                                  * FOLD HERE *

--------------------------------------------------------------------------------

                                ADMISSION TICKET

                    FOR PRE-REGISTRATION, PLEASE SIGN BELOW.
             PRESENT THIS CARD AT THE ENTRANCE TO THE MEETING ROOM.

                             RALCORP HOLDINGS, INC.
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                 GATEWAY CENTER
                    ONE GATEWAY DRIVE, COLLINSVILLE, ILLINOIS
                            MONDAY, FEBRUARY 26, 2001
                                   10:00 A.M.

         SIGNATURE
                   -----------------------------------------------

--------------------------------------------------------------------------------

         Please mark your
 X       vote as in this
         example.

THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED BELOW AND IN THEIR DISCRETION ON ALL OTHER MATTERS COMING BEFORE THE MEETING. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE FOR ALL NOMINEES LISTED BELOW.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR ELECTION AS DIRECTORS.
--------------------------------------------------------------------------------

                     FOR       WITHHELD
1. Election of                                   01. Richard A. Liddy             ANNUAL REPORT
   Directors:                                    02. William P. Stiritz           Mark here to discontinue annual report
                                                                                  mailing for this account (for multiple-
                                                                                  account holders only).

                                                                                                                             -----

For, except vote withheld from the following nominee:

                                                                                  ANNUAL MEETING
------------------------------------------------------------------                Mark here if you plan to attend the annual
                                                                                  meeting.
                                                                                                                             -----

--------------------------------------------------------------------------------

                              Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                 -----------------------------------------------
                                           SIGNATURE(S)               DATE

                                 -----------------------------------------------
                                           SIGNATURE(S)               DATE

--------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *

                             RALCORP HOLDINGS, INC.

Dear Shareholder:

Ralcorp Holdings, Inc. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically by telephone or via the Internet, which eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation.

1.       To vote over the Internet:
         - Log on to the Internet and go to the web site http://www.eproxyvote.com/rah

2.       To vote over the telephone:
         -        On a touch-tone telephone call 1-877-PRX-VOTE
                  (1-877-779-8683). If you are calling from outside the United States, please call 1-201-536-8073.

The Internet and telephone voting facilities will be available until midnight on February 25, 2001, the day before the Annual Meeting.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.